UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 22, 2017
LEGACYTEXAS FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5851 Legacy Circle, Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☒	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”) of LegacyTexas Financial Group, Inc. (the “Company”) held on May 22, 2017, the Company’s shareholders approved the LegacyTexas Financial Group, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”).  A description of the 2017 Plan is contained in the Company’s definitive proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2017 under the heading “Proposal 5 - Approval of the 2017 Omnibus Incentive Plan” and is incorporated herein by reference, and a copy of the 2017 Plan is attached to that proxy statement as Appendix A and is also incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted under Item 5.07 of this Current Report on Form 8-K, at the 2017 Annual Meeting, the Company’s shareholders approved an amendment to Article 7 of the Company’s charter to declassify the Company’s Board of Directors and certain related amendments (the “Charter Amendments”).  As a result, the entire Board of Directors will be elected by shareholder vote at the 2018 annual meeting, each for a one-year term to expire at the annual shareholders’ meeting in 2019. The amendment had the effect of shortening the existing terms of certain directors whose terms extend beyond the 2018 annual shareholders’ meeting, which each of the effected directors had previously agreed to. The Charter Amendments are described in greater detail in the Company’s definitive proxy statement for the 2017 Annual Meeting filed with the SEC on April 14, 2017 under the heading “Proposal 6 - Approval of the Company's Charter Amendment to Declassify the Board of Directors and Other Related Amendments,” which description is incorporated herein by reference and a copy of the proposed Charter Amendments is attached to that proxy statement as Appendix B and is also incorporated herein by reference.  The Charter Amendments became effective upon the filing by the Company of articles of amendment to the Company’s charter with the Maryland Department of Assessments and Taxation on May 23, 2017.  A complete copy of the Company’s charter, as amended, is attached to this report and incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 22, 2017. Holders of record of the Company's common stock at the close of business on March 31, 2017, were entitled to vote on six proposals at the annual meeting. The final voting results of each proposal are set forth below.
Proposal 1 - Election of Directors
The election of George A. Fisk, James Brian McCall and Karen H. O’Shea as directors of the Company for a term to expire in the year 2018

	George A. Fisk	James Brian McCall	Karen H. O’Shea
For	41,363,294	41,351,111	41,281,508
Withheld	459,659	471,842	541,445
Broker Non-Votes	3,606,807	3,606,807	3,606,807

Proposal 2 - Advisory (Non-binding) Vote on Executive Compensation

For	40,283,501
Against	935,224
Abstain	604,226
Broker Non-Votes	3,606,809

Proposal 3 - Advisory (Non-binding) Vote on the Frequency of the Advisory Vote on Executive Compensation

Every One Year	33,627,561
Every Two Years	65,376
Every Three Years	7,782,260
Abstain	347,754
Broker Non-Votes	3,606,809

Proposal 4 - Ratification of Independent Registered Public Accounting Firm

Ratification of the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2017

For	45,180,722
Against	41,598
Abstain	207,440

Proposal 5 - Approval of the LegacyTexas Financial Group, Inc. 2017 Omnibus Incentive Plan

For	40,161,666
Against	1,512,772
Abstain	148,513
Broker Non-Votes	3,606,809

Proposal 6 - Approval of the Company's Charter Amendment to Declassify the Board Of Directors and Other Related Amendments

For	41,560,580
Against	162,751
Abstain	99,620
Broker Non-Votes	3,606,809

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
The following exhibits are filed herewith:
Exhibit 3.1	Charter, as amended, of the Company
Exhibit 10.1
LegacyTexas Financial Group, Inc. 2017 Omnibus Incentive Plan (attached as Appendix A to the Company's definitive proxy statement filed on April 14, 2017 (File No. 001-34737) and incorporated herein by reference)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACYTEXAS FINANCIAL GROUP, INC.

Date:	May 25, 2017	By:	/s/ Scott A. Almy
Scott A. Almy, Executive Vice President, Chief Operating Officer, Chief Risk Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Charter, as amended, of the Company
Exhibit 10.1
LegacyTexas Financial Group, Inc. 2017 Omnibus Incentive Plan (attached as Appendix A to the Company's definitive proxy statement filed on April 14, 2017 (File No. 001-34737) and incorporated herein by reference)